SMITH BARNEY INCOME FUNDS
Smith Barney Diversified Strategic Income Fund
Smith Barney High Income Fund

Supplement dated July 8, 1998 to
Prospectuses dated November 28, 1997


The following information supplements the information in the Prospectus under "Investment Objectives and Management Policies."

	Real Estate Investment Trusts. The Fund may purchase Real Estate Investment Trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

	Asset-Backed Securities. The Fund may invest in Asset Backed Securities ("ABSs"). An ABS security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Fund will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.





FD 01513

SMITH BARNEY INCOME FUNDS
Smith Barney Convertible Fund

Supplement dated July 8, 1998 to
Prospectus dated November 28, 1997


The following information supplements the information in the Prospectus under "Investment Objectives and Management Policies."

	Real Estate Investment Trusts. The Fund may purchase Real Estate Investment Trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.





FD 01514

SMITH BARNEY INCOME FUNDS
Smith Barney Total Return Bond Fund

Supplement dated July 8, 1998 to
Prospectus dated  January 21, 1998


The following information supplements the information in the Prospectus under "Investment Objectives and Management Policies."


	Yankee Bonds.	The Fund may invest in Yankee Bonds.
Yankee Bonds are dollar denominated obligations issued by foreign issuers. They are subject to certain sovereign risks including the possibility that a foreign government might prevent dollar denominated funds flowing across its borders. Other risks include, adverse political and economic developments in the foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and expropriation or nationalization of foreign issuers.





FD 01515